UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 29, 2010

BANK OF THE CAROLINAS CORPORATION

(Exact name of registrant as specified in its charter)

North Carolina	000-52195	20-4989192
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

135 Boxwood Village Drive Mocksville, North Carolina	27028
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (336) 751-5755

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 29, 2010, Eric E. Rhodes, age 50, was elected to serve as our Vice President and Chief Financial Officer and as Senior Vice President and Chief Financial Officer of our subsidiary bank, Bank of the Carolinas (“the Bank”). Mr. Rhodes formerly served as our Vice President and Chief Financial Officer and as the Bank’s Senior Vice President and Chief Financial Officer from 2005 until May 2008. Following his resignation in 2008, Mr. Rhodes served as a consultant to the Bank until August 2008. From September 2008 until he was reemployed by the Bank in May 2010, his principal occupation was a private investor. Previously, he was employed by Rowan Bank in China Grove, North Carolina from 1990 to 2004, where he last served as Senior Vice President and Chief Financial Officer. As the Bank’s Chief Financial Officer, Mr. Rhodes will receive an annual base salary of $135,000.

Also on June 29, 2010, Robert E. Marziano relinquished his responsibilities as our and the Bank’s Acting Chief Financial Officer. Mr. Marziano continues to serve as our and the Bank’s Chairman, President and Chief Executive Officer.

Item 5.07	Submission of Matters to a Vote of Security Holders.

Our 2010 annual meeting of shareholders was held on June 29, 2010. At the meeting, our shareholders:

•	elected twelve directors for terms of one year each;

•	approved a non-binding “say on pay” resolution regarding our executive compensation policies and practices; and

•	ratified the appointment of Turlington and Company LLP as our independent public accountants for 2010.

The following table describes the results of the voting at the annual meeting.

Name of Nominee or Description of Other Matter Voted On	Shares Voted “For”	Shares Voted “Against”	Shares Withheld or Abstained	Broker Nonvotes
Election of Directors:
Jerry W. Anderson	2,073,453	—	133,216	856,542
Alan M. Bailey	1,979,707	—	226,962	856,542
William A. Burnette	2,066,978	—	139,692	856,542
John A. Drye	1,975,761	—	230,908	856,542
John W. Googe	1,967,574	—	239,095	856,542
Henry H. Land	1,968,842	—	237,827	856,542
Steven G. Laymon	2,073,854	—	132,815	856,542
Robert E. Marziano	2,072,282	—	134,387	856,542
Grady L. McClamrock, Jr.	1,969,012	—	237,657	856,542
Lynne Scott Safrit	2,067,078	—	139,591	856,542
Francis W. Slate	2,073,505	—	133,164	856,542
Stephen R. Talbert	2,056,145	—	150,524	856,542
Proposal to Approve Non-Binding “Say on Pay” Resolution	2,641,315	174,416	247,477	3

Proposal to Ratify Appointment of Independent Accountants	3,009,617	10,649	42,945	1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

BANK OF THE CAROLINAS CORPORATION
(Registrant)

Date: July 2, 2010	By:	/S/ Eric E. Rhodes
Eric E. Rhodes
Chief Financial Officer